EXHIBIT 10.2

                          FIRST AMENDMENT AND CONSENT

         FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 8, 1998, among NEFF CORP. (the "Company"), NEFF RENTAL, INC. ("Neff Rental"), NEFF MACHINERY, INC. ("Neff Machinery", and together with the Company and Neff Rental, the "Borrowers", and each a "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), and Bankers Trust Company, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                                  WITNESSETH:

         WHEREAS, the Borrowers, the Lenders, and the Agent are party to a Credit Agreement, dated as of May 1, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

         WHEREAS, the Borrowers, the Lenders, and the Agent are party to a Modification to Credit Agreement, dated as of May 20, 1998 (the "Modification");

         WHEREAS, the Borrowers wish to terminate the $10,000,000 increase to the Total Commitment under the Credit Agreement made pursuant to the Modification; and

         WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

         NOW, THEREFORE, it is agreed:

         1. Notwithstanding anything to the contrary contained in Section 1(b) of the Modification, the Borrowers and the Lenders hereby agree that on the Amendment Effective Date (as defined below) (x) the Scheduled Repayment Date under, and as defined in, the Modification shall be deemed to have occurred, (y) the increase in the Commitments of the respective Lenders made pursuant to the Modification shall be terminated and (z) the Borrowers will repay outstanding Revolving Loans from certain Lenders (and pay any breakage costs incurred by the Lenders in connection therewith) and incur additional Revolving Loans from other Lenders, in each case as contemplated in Section 1(b) of the Modification.

         2. Section 9.05 of the Credit Agreement is hereby amended by deleting clause (xiv) appearing therein and inserting the following new clause (xiv) in lieu thereof:

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         "(xiv) the Company and its Subsidiaries may make additional Investments not otherwise permitted under this Section 9.05 in an aggregate amount not to exceed $15,000,000 at any time outstanding (determined without regard to any write-downs or write-offs thereof)."

         3. In order to induce the Lenders to enter into this Agreement, each Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date, both before and after giving effect to this Amendment and (ii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

         4. This Amendment shall become effective on the date (the "Amendment Effective Date") when each Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office.

         5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each Borrower and the Agent.

         7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                      ***

                                      -2-

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                              NEFF CORP.

                              By /s/ [ILLEGIBLE]
                                ------------------------------------------------
                                Title:


                              NEFF RENTAL, INC.

                              By /s/ [ILLEGIBLE]
                                ------------------------------------------------
                                Title:


                              NEFF MACHINERY, INC.

                              By /s/ [ILLEGIBLE]
                                ------------------------------------------------
                                Title:


                              BANKERS TRUST COMPANY, Individually
                                and as Agent

                              By /s/ [ILLEGIBLE]
                                ------------------------------------------------
                                Title:


                              DEUTSCHE FINANCIAL SERVICES

                              By /s/ [ILLEGIBLE]
                                ------------------------------------------------
                                Title:


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                              TRANSAMERICA BUSINESS CREDIT CORPORATION

                              By /s/ [ILLEGIBLE]
                                ------------------------------------------------
                                Title: SVP


                              LASALLE BUSINESS CREDIT, INC.

                              By
                                ------------------------------------------------
                                Title:


                              CIT GROUP/BUSINESS CREDIT, INC.

                              By
                                ------------------------------------------------
                                Title:


                              IBJ SCHRODER BUSINESS CREDIT CORPORATION

                              By
                                ------------------------------------------------
                                Title:


                              NATIONAL BANK OF CANADA

                              By
                                ------------------------------------------------
                                Title:

                              SUMMIT BANK

                              By /s/ NANCY Z. REIMANN
                                ------------------------------------------------
                                Title: VICE PRESIDENT